Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

With reference to the Annual Report of Cambridge Display Technology, Inc. (the “Company”) on Form 10-K for the year December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Michael Black, Vice-President Finance of the Company, certify, for the purposes of 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MICHAEL BLACK
Michael Black Vice-President Finance March 30, 2005